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                                                              EXHIBIT 23.4

                         CONSENT OF INDEPENDENT AUDITORS

                  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 7, 1999, with respect to the financial statements of AetherWorks Corporation incorporated by reference in the Registration Statement (Form S-3) and related Prospectus of Netrix Corporation for the registration of 7,317,022 shares of its common stock.

                                                    /s/ Ernst & Young LLP

   Minneapolis, Minnesota

   January 12, 2001